UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 23, 2003

Date of Report (Date of earliest event reported)

COMMERCE ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32979	94-3392885
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4440 Rosewood Drive, Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925) 520-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item  7.    Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press Release issued by Commerce One, Inc. dated April 23, 2003

Item  9.    Regulation FD Disclosure

This current report on Form 8-K is being furnished to report information pursuant to Item 12 — Results of Operations and Financial Condition.  See Item 12 below.

Item  12.    Results of Operations and Financial Condition

On April 23, 2003, Commerce One, Inc. issued a press release announcing results for the quarter ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE ONE, INC.

/s/ Charles Boynton
Charles Boynton
Chief Financial Officer

Date:  April 23, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Commerce One, Inc. dated April 23, 2003